Trade and other receivables	12 Months Ended
Dec. 31, 2021
Trade and other receivables [abstract]
Trade and other receivables

13.	Trade and other receivables

13.1.	Trade and other receivables

	12.31.2021	12.31.2020
Receivables from contracts with customers
Third parties	4,839	3,081
Related parties
Investees (note 30.5)	385	664
Receivables from the electricity sector	-	205
Subtotal	5,224	3,950
Other trade receivables
Third parties
Receivables from divestments (*)	2,679	1,523
Lease receivables	435	467
Other receivables (**)	872	2,536
Related parties
Petroleum and alcohol accounts - receivables from Brazilian Government	506	482
Subtotal	4,492	5,008
Total trade and other receivables, before ECL	9,716	8,958
Expected credit losses (ECL) - Third parties	(1,428)	(1,528)
Expected credit losses (ECL) - Related parties	(20)	(68)
Total trade and other receivables	8,268	7,362
Current	6,368	4,731
Non-current	1,900	2,631
(*) It mainly refers to receivables (including interest, exchange rate variation and inflation indexation) from the divestment in Nova Transportadora do Sudeste (NTS), of Block BM-S-8 in the Bacalhau field (former Carcará group), in addition to the values referring to Rio Ventura, Roncador, Pampo Enchova, Baúna and Miranga fields.

(**) As of December 31, 2020, it mainly includes amounts related to the purchase and sale of production platforms and equipment from our partners in E&P consortia, with financial settlement in the first quarter of 2021.

Trade and other receivables are generally classified as measured at amortized cost, except for receivables with final prices linked to changes in commodity price after their transfer of control, which are classified as measured at fair value through profit or loss, amounting to US$ 1,155 as of December 31, 2021 (US$ 507 as of December 31, 2020).

In 2021, constitutional amendments changed the form of payment of judicialized debts by the Brazilian Federal Government (precatórios), establishing that there will be a limit for yearly payments until the end of 2026, including budgetary limitations. For that reason, the Company expects to receive the amounts of Petroleum and Alcohol Accounts between 2022 and 2027, depending on the yearly budgetary limitations of the Brazilian Federal Government.

13.2.	Aging of trade and other receivables – third parties

	12.31.2021		12.31.2020
	Trade and other receivables	Expected credit losses	Trade and other receivables	Expected credit losses
Current	7,059	(77)	5,850	(130)
Overdue:
1-90 days	218	(26)	205	(8)
91-180 days	40	(6)	15	(9)
181-365 days	51	(29)	42	(28)
More than 365 days	1,457	(1,290)	1,495	(1,353)
Total	8,825	(1,428)	7,607	(1,528)

13.3.	Changes in provision for expected credit losses

	31.12.2021	31.12.2020
Opening balance	1,596	2,331
Additions	69	209
Write-offs	(40)	(667)
Reversals	(112)	(31)
Transfer of assets held for sale	(8)	(3)
Cumulative translation adjustment	(57)	(243)
Closing balance	1,448	1,596
Current	158	218
Non-current	1,290	1,378

In 2020, the write-offs are primarily related to the write-off of receivables from suppliers, relating to the construction and renovation of platforms.

Agreement with Companhia de Eletricidade do Amapá

On May 11, 2021, Petrobras signed with Companhia de Eletricidade do Amapá (CEA) a legal agreement for the termination of litigation and credit recovery in the amount of US$ 58 (R$ 314 million). The agreement establishes the payment of US$ 24 (R$ 133 million) to Petrobras, to be settled in 24 monthly installments. A discount will be granted on the remaining US$ 34 (R$ 181 million), provided that the payments occur on time. In case of default, as provided for in the agreement, Petrobras may demand the outstanding debt without discount.

The suspensive conditions of the contract were fulfilled in November 2021 with the transfer of control to Equatorial Energia. Thus, the Company recognized this receivable, with a gain in the statement of income of US$ 24, before taxes.

13.4.	Accounting policy for trade and other receivables

Trade and other receivables are generally classified at amortized cost, except for certain receivables classified at fair value through profit or loss, whose cash flows are distinct from the receipt of principal and interest, including receivables with final prices linked to changes in commodity price after their transfer of control.

When the Company is the lessor in a finance lease, a receivable is recognized at the amount of the net investment in the lease, consisting of the lease payments receivable and any unguaranteed residual value accruing to the Company, discounted at the interest rate implicit in the lease.

The Company measures expected credit losses (ECL) for short-term trade receivables using a provision matrix which is based on historical observed default rates adjusted by current and forward-looking information when applicable and available without undue cost or effort.

The Company measures the allowance for ECL of other trade receivables based on their 12-month expected credit losses unless their credit risk increases significantly since their initial recognition, in which case the allowance is based on their lifetime ECL.

When determining whether there has been a significant increase in credit risk, the Company compares the risk of default on initial recognition and at the reporting date.

Regardless of the assessment of significant increase in credit risk, a delinquency period of 30 days past due triggers the definition of significant increase in credit risk on a financial asset, unless otherwise demonstrated by reasonable and supportable information.

The Company assumes that the credit risk on the trade receivable has not increased significantly since initial recognition if the receivable is considered to have low credit risk at the reporting date. Low credit risk is determined based on external credit ratings or internal methodologies.

In the absence of controversy or other issues that may result in the suspension of collection, the Company assumes that a default occurs whenever the counterparty does not comply with the legal obligation to pay its debts when due or, depending on the instrument, when it is at least 90 days past due.

The measurement of ECL comprises the difference between all contractual cash flows that are due to the Company and all the cash flows that the Company expects to receive, discounted at the original effective interest rate weighted by the probability of default.